UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2006
RAIT Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o RAIT Partnership, L.P., 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania		19103

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     During the six-months ended June 30, 2006, RAIT Investment Trust (“RAIT”) reclassified two properties from “held for use” to “held for sale.” In compliance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), and in connection with the joint proxy statement/prospectus RAIT expects to file with the SEC in connection with its proposed merger with Taberna Realty Finance Trust, RAIT is filing this current report on Form 8-K to provide required updating disclosure with respect to its annual report on Form 10-K for the fiscal year ended December 31, 2005 (the “Annual Report”) and its quarterly report on Form 10-Q for the quarterly period ended March 31, 2006 (the “Quarterly Report”).
     Subsequent to the filing of the Annual Report, we classified as “held for sale” a consolidated real estate interest consisting of a 110,421 square foot shopping center in Norcross, Georgia. Subsequent to the filing of both the Annual Report and Quarterly Report, we classified as “held for sale” a consolidated real estate interest consisting of a 216-unit apartment complex and clubhouse in Watervliet, New York. In accordance with SFAS 144, RAIT is updating its audited consolidated financial statements included in the Annual Report by reclassifying the results of operations attributable to these interests, for all periods presented, to “discontinued operations” and is also updating its reviewed consolidated financial statements included in the Quarterly Report by reclassifying the results of operations attributable to the interest reclassified as of May 11, 2006, for all periods presented, to “discontinued operations.” The primary changes to these financial statements resulting from these reclassifications are:
•	a $207,000 increase in RAIT’s previously reported net income from continuing operations with a corresponding reduction in RAIT’s net income from discontinued operations for the year ended December 31, 2005,

•	a $3.6 million and $55,000 reduction to RAIT’s previously reported net income from continuing operations with a corresponding increase to RAIT’s net income from discontinued operations for the years ended December 31, 2004 and 2003, respectively,

•	an $84,000 reduction to RAIT’s previously reported net income from continuing operations with a corresponding increase to RAIT’s net income from discontinued operations for the three months ended March 31, 2006,

•	a $33,000 increase in RAIT’s previously reported net income from continuing operations with a corresponding reduction in RAIT’s net income from discontinued operations for the three months ended March 31, 2005, and

•	certain assets and liabilities were reclassified to consolidated real estate interests held for sale and liabilities underlying consolidated real estate interests held for sale within the balance sheet.
There is no effect on RAIT’s previously reported net income, total assets or shareholders’ equity.
     The updated financial statements from the Annual Report and Quarterly Report appear as Exhibits 99.4 and 99.5, respectively, to this report. In addition, RAIT has updated the table of selected financial data from the Annual Report, management’s discussion and analysis of financial condition and results of operations from the Annual Report and the Quarterly Report and quantitative and qualitative disclosures about market risk from the Annual Report which appear as Exhibits 99.1, 99.2, 99.6 and 99.3, respectively, to this report. RAIT believes this information may be helpful to investors in reviewing the updated financial statements. Except as described above, the information presented in this current report on Form 8-K does not include any adjustments or updates to any information presented in the Annual Report or Quarterly Report.
ADDITIONAL INFORMATION ABOUT THIS TRANSACTION
     RAIT and Taberna shareholders and other investors are urged to read the joint proxy statement/prospectus and other materials which will be filed by RAIT with the SEC. These documents will contain important information, which should be read carefully before any decision is made with respect to the merger. When documents are filed with the SEC, they will be available for free at the SEC’s website (http://www.sec.gov). These documents are also available for free by accessing RAIT’s website (http://www.raitinvestmenttrust.com) or by accessing Taberna’s website (http://www.Taberna.com).

     RAIT, Taberna and certain of their trustees, executive officers, members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of shareholders in connection with the proposed merger, including any interest they have in the merger, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.
     This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

15.1	Awareness Letter from Independent Registered Public Accounting Firm (Grant Thornton LLP).

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	Annual Report Item 6 — Selected Financial Data.

99.2	Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Annual Report Item 7A — Quantitative and Qualitative Disclosures About Market Risk.

99.4	Annual Report Item 8 — Financial Statements and Supplementary Data.

99.5	Quarterly Report Item 1 — Financial Statements.

99.6	Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Investment Trust

By:	/s/ Ellen J. DiStefano

Name:	Ellen J. DiStefano
Title:	Executive Vice President and Chief Financial Officer

July 14, 2006

Exhibit Index

Exhibit No.	Description

15.1	Awareness Letter from Independent Registered Public Accounting Firm (Grant Thornton LLP).

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	Annual Report Item 6 — Selected Financial Data.

99.2	Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Annual Report Item 7A — Quantitative and Qualitative Disclosures About Market Risk.

99.4	Annual Report Item 8 — Financial Statements and Supplementary Data.

99.5	Quarterly Report Item 1 — Financial Statements.

99.6	Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.